Amplify CWP Growth & Income ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 95.1%	Shares	Value
Communication Services - 17.9%
Alphabet, Inc. - Class A	5,962	$1,128,606
Electronic Arts, Inc.	1,322	193,409
Meta Platforms, Inc. - Class A (a)	1,669	977,216
Netflix, Inc. (b)	672	598,967
Spotify Technology SA (a)(b)	676	302,429
T-Mobile US, Inc. (a)	1,323	292,026
		3,492,653

Consumer Discretionary - 14.6%
Amazon.com, Inc. (b)	5,230	1,147,410
Burlington Stores, Inc. (b)	905	257,979
DoorDash, Inc. - Class A (b)	866	145,272
Home Depot, Inc.	874	339,977
Tesla, Inc. (a)(b)	2,320	936,909
		2,827,547

Consumer Staples - 5.7%
Colgate-Palmolive Co.	3,607	327,912
Costco Wholesale Corp.	261	239,146
PepsiCo, Inc.	616	93,669
Procter & Gamble Co.	2,654	444,944
		1,105,671

Energy - 1.4%
Targa Resources Corp.	1,308	233,478
Texas Pacific Land Corp.	37	40,921
		274,399

Financials - 4.6%
Allstate Corp.	1,757	338,732
Coinbase Global, Inc. - Class A (a)(b)	626	155,436
Robinhood Markets, Inc. - Class A (b)	2,932	109,246
Visa, Inc. - Class A	906	286,332
		889,746

Health Care - 8.3%
Amgen, Inc.	1,341	349,518
Cencora, Inc.	1,537	345,333
Eli Lilly & Co.	348	268,656
Intuitive Surgical, Inc. (a)(b)	321	167,549
Natera, Inc. (b)	792	125,374
UnitedHealth Group, Inc.	708	358,149
		1,614,579

Industrials - 2.8%
Comfort Systems USA, Inc.	451	191,251
Lockheed Martin Corp.	716	347,933
		539,184

Information Technology - 39.2%(c)
Adobe, Inc. (a)(b)	232	103,166
Advanced Micro Devices, Inc. (b)	1,958	236,507
Apple, Inc.	7,962	1,993,845
Broadcom, Inc.	3,430	795,211
DocuSign, Inc. (b)	1,543	138,777
Enphase Energy, Inc. (b)	2,021	138,802
Intuit, Inc.	182	114,387
Microsoft Corp.	3,890	1,639,635
MicroStrategy, Inc. - Class A (a)(b)	1,037	300,336
NVIDIA Corp.	13,436	1,804,320
Oracle Corp.	1,605	267,457
QUALCOMM, Inc.	553	84,952
		7,617,395

Materials - 0.6%
Linde PLC (a)	267	111,785
TOTAL COMMON STOCKS (Cost $17,735,769)		18,472,959

REAL ESTATE INVESTMENT TRUSTS - 1.2%	Shares	Value
Real Estate - 1.2%
Equinix, Inc. (a)	243	229,122
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $220,464)		229,122

SHORT-TERM INVESTMENTS - 5.1%		Value
Money Market Funds - 5.1%	Shares
Invesco Government & Agency Portfolio – Institutional Class, 4.42% (d)	982,054	982,054
TOTAL SHORT-TERM INVESTMENTS (Cost $982,054)		982,054

TOTAL INVESTMENTS - 101.4% (Cost $18,938,287)		19,684,135
Liabilities in Excess of Other Assets - (1.4)%		(274,793)
TOTAL NET ASSETS - 100.0%		$19,409,342
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(b)	Non-income producing security.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Amplify CWP Growth & Income ETF
Schedule of Written Options
December 31, 2024 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Call Options - (0.1)% (a)(b)
Adobe, Inc., Expiration: 01/03/2025; Exercise Price: $425.00	$(88,936)	(2)	$(3,995)
Coinbase Global, Inc., Expiration: 01/10/2025; Exercise Price: $280.00	(74,490)	(3)	(599)
Equinix, Inc., Expiration: 01/17/2025; Exercise Price: $940.00	(188,578)	(2)	(4,040)
Intuitive Surgical, Inc., Expiration: 01/03/2025; Exercise Price: $530.00	(104,392)	(2)	(220)
Linde PLC, Expiration: 01/17/2025; Exercise Price: $415.00	(83,734)	(2)	(1,670)
Meta Platforms, Inc., Expiration: 01/03/2025; Exercise Price: $600.00	(292,755)	(5)	(707)
MicroStrategy, Inc.
Expiration: 01/10/2025; Exercise Price: $320.00	(173,772)	(6)	(3,405)
Expiration: 01/16/2026; Exercise Price: $700.00	(57,924)	(2)	(7,799)
Spotify Technology SA, Expiration: 01/03/2025; Exercise Price: $455.00	(134,214)	(3)	(560)
Tesla, Inc., Expiration: 01/03/2025; Exercise Price: $435.00	(323,072)	(8)	(2,388)
T-Mobile US, Inc., Expiration: 01/03/2025; Exercise Price: $222.50	(110,365)	(5)	(458)
Total Call Options			(25,841)
TOTAL WRITTEN OPTIONS (Premiums received $86,236)			$(25,841)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify CWP Growth & Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$18,472,959	$–	$–	$18,472,959
Real Estate Investment Trusts	229,122	–	–	229,122
Money Market Funds	982,054	–	–	982,054
Total Investments	$19,684,135	$–	$–	$19,684,135

Liabilities:
Investments:
Written Options	$–	$(25,841)	$–	$(25,841)
Total Investments	$–	$(25,841)	$–	$(25,841)

Refer to the Schedule of Investments for further disaggregation of investment categories.